Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Marmont Redwood International Equity Fund
Marmont Redwood Emerging Markets Fund,
each a series of Manager Directed Portfolios

Supplement dated November 13, 2019 to the
Prospectus dated February 28, 2019, as previously supplemented
Fund Name Changes
Effective January 1, 2020, the Funds’ names will change as follows:
The Marmont Redwood International Equity Fund will become the Hardman Johnston International Growth Fund. All references to the “International Equity Fund” shall be replaced with “International Growth Fund.” The Marmont Redwood Emerging Markets Fund will become the Marmont Emerging Markets Fund.
Changes to the Marmont Redwood International Equity Fund
Upon the recommendation by Marmont Partners, LLC (“Marmont”), the investment adviser to the Marmont Redwood International Equity Fund (to be renamed the Hardman Johnston International Growth Fund) (the “International Growth Fund”), the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) has approved Hardman Johnston Global Advisors LLC (“Hardman Johnston”) as sub-advisor to the International Growth Fund on an interim basis and has terminated the sub-advisory agreement between the current sub-advisor to the International Growth Fund, Redwood Investments, LLC (“Redwood”), and Marmont with respect to the International Growth Fund.
As of January 1, 2020, Hardman Johnston will become the sub-advisor to the International Growth Fund under an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) that was approved by the Board in anticipation of the change in sub-advisors. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the previous sub-advisory agreement except for the identity of the sub-advisor and the term of the agreement.
The International Growth Fund’s investment objective and principal investment strategy to invest at least 80% of its net assets in equity securities will remain the same. Marmont will continue as the Fund’s investment adviser and the Fund’s investment advisory fee will remain the same. Under the Interim Sub-Advisory agreement, Marmont will pay Hardman Johnston the sub-advisory fee at the same rate currently payable to Redwood. A discussion regarding the Board’s basis for approving the Interim Sub-Advisory Agreement will be included in the Fund’s next annual report.
Hardman Johnston is an independent, global equity boutique seeking to invest in high-quality growth companies at value prices. The firm was founded by Richard Johnston in 1985. Cassandra A. Hardman, CFA, CIO of International and Global Strategies and Chief Executive Officer, joined the firm in 1997. Hardman Johnston is 100% employee owned and Ms. Hardman is the majority owner. Hardman Johnston is located at 300 Atlantic Street, Suite 601, Stamford, Connecticut 06901.
In the coming months, shareholders will receive a proxy statement seeking shareholder approval of a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Hardman Johnston on behalf of the International Growth Fund at a special meeting of shareholders to be held in the first quarter of 2020. The Board has approved the New Sub-Advisory Agreement, subject to approval of the shareholders of the International Growth Fund. The New Sub-Advisory Agreement, if approved by shareholders, will replace the Interim Sub-Advisory Agreement.
In addition to approving the New Sub-Advisory Agreement, shareholders will also be asked to approve a change in the International Growth Fund’s diversification status. The Fund is currently classified as a “diversified fund” under the Investment Company Act of 1940, as amended, and Hardman Johnston desires to manage the Fund as a “non-diversified fund.”
The Fund’s status as a “diversified fund” is considered to be a matter of fundamental policy, and therefore may not be changed without shareholder approval. As a non-diversified fund, the Fund may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund continued to hold a more diversified portfolio. The Fund would be reclassified as a non-diversified Fund effective upon shareholder approval at a special meeting.
Upon Hardman Johnston assuming day-to-day investment management responsibilities for the International Growth Fund, it is expected that most of the Fund’s existing holdings will be sold and replaced by new securities identified by Hardman Johnston.

Accordingly, it is possible that the Fund will experience higher portfolio turnover and increased trading costs in the short term until the Fund’s portfolio is fully transitioned to Hardman Johnston’s investment strategy. In addition, shareholders who are not tax exempt may experience tax consequences as the Fund’s portfolio is transitioned to Hardman Johnston’s strategy. The Fund will generate capital gains or losses on the sale of its portfolio securities. The amount of capital gains generated may be significant, but may be offset by capital loss carryforwards. The Fund may be required to distribute those capital gains to shareholders. You should consult your tax adviser for further information about federal, state and local tax consequences relative to your specific situation.
Hardman Johnston uses a different investment strategy than Redwood in selecting securities for the Fund, which is described below.
Effective January 1, 2020, the following changes are made to the Prospectus:
Under the heading “Principal Investment Strategies,” in the summary section for the International Growth Fund, the fifth and sixth paragraphs are deleted in their entirety and replaced with the following:
Hardman Johnston is an independent, global equity boutique seeking to invest in high-quality growth companies at value prices. Hardman Johnston’s investment philosophy is based on two key tenets: (1) earnings growth drives stock performance over time, and (2) there are short term inefficiencies in the market that create attractive entry points.
Hardman Johnston employs a disciplined, bottom-up approach, based on fundamental research. The firm operates as growth investors when researching securities, and as value investors when buying them. Hardman Johnston’s investment process is comprised of four steps. The first step is idea generation whereby the firm narrows and ranks the international equity investment universe. The second step is fundamental research whereby the firm performs analysis on potential portfolio candidates. The third step is portfolio construction whereby the firm assembles a concentrated portfolio subject to exposure constraints for risk control. The fourth step is portfolio management which includes the ongoing evaluation of portfolio holdings, position sizing, and implementation of the firm’s sell discipline.
Hardman Johnston employs a proprietary screen and ranking system that distills the international equity universe into a pool of potential new investment ideas. The screen is run regularly and eliminates companies with less than 10% earnings growth over the next three to five years and subsequently rank orders the remaining companies in quartiles based on a metric that incorporates medium-term valuation in the context of long-term growth potential. Hardman Johnston focuses its research on new constituents in the first quartile. Hardman Johnston also generates investment ideas from its fundamental research process, but the potential new investment idea still is required to rank in the first quartile of Hardman Johnston’s screen and ranking system. Hardman Johnston then performs fundamental research on the results of the screening process.
The Fund’s portfolio manager is responsible for the final determination on stock purchases for the Fund. Hardman Johnston then applies diversification constraints to manage concentration risk within industries, countries, and single securities. The Fund intends to hold between 20 and 30 names, with a typical holding period of three to five years.
The final step of the firm’s investment process is portfolio management. Holdings are monitored to determine continuing conviction in the investment thesis and growth prospects. Holdings in the International Growth Fund may be sold if Hardman Johnston believes that the company’s fundamentals are deteriorating, earnings growth slows below the firm’s growth hurdle, if the company falls into the lowest quartile in the firm’s screen and ranking system, or a position becomes outsized as a result of market appreciation.
Under the heading “Principal Risks” in the summary section for the International Growth Fund, the section is revised as follows:
Principal Risks
Before investing in the International Growth Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

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General Market Risk. The Sub-Advisor’s strategies are subject to market risk, including, but not limited to, directional price movements, deviations from historical pricing relationships, changes in the regulatory environment and changes in market volatility.

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Management Risk. There can be no assurance that the Fund will achieve its investment objective. The success of the Fund is significantly dependent on the expertise of the Sub-Advisor. The Sub-Advisor’s past performance cannot be considered as an indication of the future results of the Sub-Advisor or the Fund.

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Equity Market Risk. The Fund’s equity investments may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. Equity prices are directly affected by issuer-specific events, as well as general market conditions.

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Foreign Securities Risk. Foreign securities investments present special considerations not typically associated with investments in domestic securities. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.

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Foreign Currency Risk. The Fund may invest in securities or other instruments denominated in non-U.S. currencies. Such investments involve currency risks, including unfavorable currency exchange rate developments and political or governmental intervention in currency trading or valuation. These risks are higher in emerging markets.

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Depositary Receipts Risk. The Fund may invest its assets in securities of foreign issuers in the form of ADRs, EDRs, GDRs and IDRs, which are securities representing securities of foreign issuers. The risk of such depositary receipts includes many of the risks associated with investing directly in foreign securities, such as currency rate fluctuations and political and economic instability.

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Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

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Medium and Small Capitalization Risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.

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Liquidity Risk. From time to time trading opportunities may be more limited for a particular security or type of instrument in which the Fund may invest, making it more difficult to sell an investment at a favorable price or time or in response to a specific economic event. Consequently, the Fund may have to accept a lower price to sell an investment, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading may also lead to an increase in a security’s price volatility.

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Valuation Risk. The sale price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

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Cybersecurity Risk. The Fund, the Advisor, and the Sub-Advisor are each subject to risks associated with a breach in its cybersecurity. Cybersecurity is a generic term used to describe the technology, processes, and practices designed to protect networks, systems, computers, programs, and data from hacking by other computer users, other unauthorized access, and the resulting damage and disruption of hardware and software systems, loss or corruption of data, as well as misappropriation of confidential information. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

The information under the heading “Management—Portfolio Managers” in the summary section for the International Growth Fund is deleted and replaced as follows:
Portfolio Managers. Cassandra A. Hardman, CFA, CIO of International and Global Strategies and Chief Executive Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the International Growth Fund and has served as the Fund’s Lead Portfolio Manager since January 1, 2020. The following members of the Sub-Advisor’s International and Global Investment Team support Ms. Hardman in her role as portfolio manager for the International Growth Fund: James G. Pontone, Portfolio Manager; and Henry Woo, CFA, Director of Research, Portfolio Manager.
Under the heading “Investments in Equity Securities” in the section entitled “Investment Strategies, Risks and Disclosure of Portfolio Holdings—Additional Information about the Fund’s Principal Investment Strategies,” the paragraph is revised as follows with respect to the International Growth Fund:
Investments in Equity Securities. The Fund may invest in companies of any size. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. The Sub-Advisor may sell a holding if the Sub-Advisor believes the company’s fundamentals are deteriorating, earnings growth slows below the firm’s growth hurdle, if the company falls into the lowest quartile in the Sub-Advisor’s screen and ranking system, or a position becomes outsized as a result of market appreciation.
Under the heading “Principal Risks of Investing in the Fund” in the section entitled “Investment Strategies, Risks and Disclosure of Portfolio Holdings—Additional Information about the Fund’s Principal Investment Strategies,” the section is revised as follows with respect to the International Growth Fund:
General Market Risk. Certain strategies to be employed by the Sub-Advisor have from time to time incurred sudden and dramatic losses as a result of such market events. The particular or general types of market conditions in which the Fund may incur losses or experience unexpected performance volatility cannot be predicted, and the Fund may materially underperform other investment funds with substantially similar investment objectives and approaches.
Management Risk. There can be no assurance that the Fund will achieve its investment objective. The success of the Fund is significantly dependent on the expertise of the Sub-Advisor. The Sub-Advisor’s past performance cannot be considered as an indication of the future results of the Sub-Advisor or the Fund.
Equity Market Risk. The Fund’s equity investments may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. Equity prices are directly affected by issuer-specific events, as well as general market conditions. Equity investments are subordinate to the claims of an issuer’s creditors and, to the extent such securities are common securities, preferred stockholders. Dividends customarily paid to equity holders can be suspended or cancelled at any time. In addition, in many countries, investing in common stocks is subject to heightened regulatory and self-regulatory scrutiny as compared to investing in debt or other financial instruments. For the foregoing reasons, investments in equity securities can be highly speculative and carry a substantial risk of loss of principal.
Foreign Securities Risk. Foreign securities investments present special considerations not typically associated with investments in domestic securities. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfer of securities in some countries. The costs of buying and selling foreign securities, including brokerage, tax and custody costs are generally higher than those for domestic transactions. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.
Foreign Currency Risk. The Fund may invest in securities or other instruments denominated in non-U.S. currencies. Such investments involve currency risks, including unfavorable currency exchange rate developments and political or governmental intervention in currency trading or valuation. These risks are higher in emerging markets. Because the Fund will determine its net asset value (“NAV”) in U.S. dollars, with respect to trading on non-U.S. markets, it is subject to the risk of fluctuation in the exchange rate between the local currency and dollars and to the possibility of exchange controls.
Depositary Receipts Risk. The Fund may invest in ADRs, EDRs, GDRs and IDRs, which are securities representing securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs and GDRs represent a bank certificate issued in more than one country for shares in a foreign company. An IDR is issued by a depository bank representing ownership of stock of a foreign company held by the bank in trust. Depositary receipts are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by a foreign corporation. The Fund may purchase ADRs regardless of whether they are “sponsored” or “unsponsored.” “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipt. Depositary receipts may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders. For purposes of the Fund’s investment policies, depositary receipts are deemed to have the same classification as the underlying securities they represent. For example, a depositary receipt representing ownership of common stock will be treated as common stock.
Large Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies.
Medium and Small Capitalization Risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about medium and small capitalization companies.
Liquidity Risk. Liquidity risk results when the market for a particular security or type of security or other investment is relatively illiquid, making it difficult, or even impossible, for a Fund to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events, imbalances in supply and demand, changes in a specific market’s size or structure, or general market disruptions. Securities or other investments with reduced liquidity may involve greater risk than securities with more liquid markets. From time to time trading opportunities may be more limited for a particular security or type of instrument in which a Fund may invest, making it more difficult to sell an investment at a favorable price or time or in response to a specific economic event. Consequently, a Fund may have to accept a lower price to sell an investment, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading may also lead to an increase in a security’s price volatility.
Valuation Risk. The sale price a Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.
Cybersecurity Risk. The Fund, the Advisor, and the Sub-Advisor are each subject to risks associated with a breach in its cybersecurity. Cybersecurity is a generic term used to describe the technology, processes, and practices designed to protect networks, systems, computers, programs, and data from hacking by other computer users, other unauthorized access, and the resulting damage and disruption of hardware and software systems, loss or corruption of data, as well as misappropriation of confidential information. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund transacts, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders), and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or their shareholders. As a result, the Fund and its shareholders could be negatively impacted.
Under the heading “Portfolio Managers” in the section entitled “Management of the Funds,” the section is revised as follows with respect to the International Growth Fund:
The International Growth Fund will be managed by Cassandra A. Hardman, CFA, Lead Portfolio Manager. Ms. Hardman will perform day-to-day portfolio management of the Fund according to the investment strategies and policies described in this Prospectus. James G. Pontone and Henry Woo, CFA will support Ms. Hardman in her role as Lead Portfolio Manager.
Cassandra A. Hardman, CFA, is CIO of International and Global Strategies and Chief Executive Officer of Hardman Johnston. Ms. Hardman is the Lead Portfolio Manager of the International Growth Fund. Prior to joining the firm in 1997, Ms. Hardman was Managing Director and Principal at PCM International, Inc., an affiliate of Prudential Financial. She has spent her entire career focused on international equity markets and managing separate and commingled institutional accounts. Ms. Hardman has a BA in Economics and an MBA in Finance from Rutgers University, and is a member of the of the CFA Society New York. Ms. Hardman is a shareholder in the firm.
James G. Pontone, is a Portfolio Manager of Hardman Johnston, and joined the firm in 2011. He is a member of the International and Global Investment Team and is responsible for covering global energy and financials. Prior to joining the firm, Mr. Pontone was a Principal and Senior Portfolio Manager at the Winchester Group. Prior to that, he was a Senior Portfolio Manager at Ark Asset Management for fourteen years. Mr. Pontone also held various positions at Morgan Stanley Asset Management, Mitchell Hutchins, and on the floor of the New York Stock Exchange. Mr. Pontone has a BA from Skidmore College and an MBA in Finance from New York University Stern School of Business. Mr. Pontone is a shareholder in the firm.
Henry Woo, CFA, is the Director of Research, Portfolio Manager for Hardman Johnston. Mr. Woo joined Hardman Johnston in 2007 and is responsible for the firm’s research function. In addition, Mr. Woo is a member of the International and Global Investment Team and is responsible for covering global communication services. Prior to joining the firm, Mr. Woo was an equity research analyst on both the buy-side and sell-side at First Republic Investment Management, Citigroup Asset Management, and Bank of America Securities, after spending twelve years in the technology and telecommunications industry, with responsibilities in engineering, marketing, and management. Mr. Woo earned an SB in Computer Science and Engineering from Massachusetts Institute of Technology, an MSE in Computer Information Science from the University of Pennsylvania, and an MBA from Wharton School of the University of Pennsylvania. He is a member of the CFA Society New York. Mr. Woo is a shareholder in the firm.
Under the headings “Prior Performance of the Sub-Advisor’s Similar Accounts” and “Composite - Average Annual Total Returns for the Periods Ended December 31, 2018” in the section entitled “Management of the Funds,” the disclosures are deleted in their entirety.
Changes to the Marmont Redwood Emerging Markets Fund
Upon the recommendation by Marmont, the investment advisor to the Marmont Redwood Emerging Markets Fund (the “Emerging Markets Fund”), the Board terminated the sub-advisory agreement between Redwood and Marmont with respect to the Emerging Markets Fund. The Emerging Markets Fund has not commenced operations. Accordingly, all references to Redwood as sub-advisor to the Emerging Markets Fund are deleted effective immediately. The Emerging Markets Fund is not currently being offered for sale.

The date of this supplement is November 13, 2019.
Please retain this supplement with your Prospectus for future reference.

Marmont Redwood International Equity Fund
Marmont Redwood Emerging Markets Fund
(each a “Fund,” and together, the “Funds”),
each a series of Manager Directed Portfolios

Supplement dated November 13, 2019 to the
Statement of Additional Information (“SAI”) dated February 28, 2019

Effective January 1, 2020, Michael Mufson, Ezra Samet, and Donald Smith will no longer serve as portfolio managers of the Funds. With respect to the Marmont Redwood International Equity Fund (the “International Growth Fund”), they will be replaced by Cassandra A. Hardman, CFA, CIO of International and Global Strategies and Chief Executive Officer of Hardman Johnston Global Advisors LLC (“Hardman Johnston”), the new sub-advisor to the International Growth Fund. Ms. Hardman will serve as the Lead Portfolio Manager of the International Growth Fund.
The Marmont Redwood Emerging Markets Fund is not currently offered for sale.
Effective January 1, 2020, the SAI is hereby amended to remove all references to Mr. Mufson, Mr. Samet, and Mr. Smith and to replace all references to “Redwood Investments” in its capacity as sub-advisor to the International Growth Fund with references to “Hardman Johnston.” The SAI is hereby amended to remove all references to “Redwood Investments” in its capacity as sub-advisor to the Marmont Redwood Emerging Markets Fund effective immediately.
The table under the sub-section entitled “Portfolio Managers—Other Accounts Managed” is hereby revised as follows:

Portfolio Manager/ Type of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Cassandra A. Hardman*
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$2,709.7	0	$0
Other Accounts	188	$2,446.5	0	$0
*Information for the individuals listed is provided as of September 30, 2019.

The sub-section entitled “Portfolio Managers—Ownership of Securities” is hereby revised as follows:

Ownership of Securities. As of September 30, 2019, Ms. Hardman did not beneficially own any shares of the International Growth Fund.

The date of this supplement is November 13, 2019.

Please retain this supplement with your SAI for future reference.

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